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                                                                    Exhibit 99.4
                        Ryder Vehicle Lease Trust 1999-A
                            Payment Date Certificate

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         The undersigned, duly authorized representative of Ryder Truck Rental,
         Inc., as Administrative Agent under the Administration Agreement, among Ryder Truck Rental LT, Ryder Truck Rental I LP, Ryder Truck Rental II LP and Ryder Truck Rental, Inc., dated as of February 1, 1998, as supplemented by that certain Supplement 1999-A to Administration Agreement, dated as of October 1, 1999 (the "Administration Supplement"), certifies as follows pursuant to the Indenture, dated as of October 1, 1999 (the "Indenture"), between Ryder Vehicle Lease Trust 1999-A (the "Issuer") and U.S. Bank National Association, as trustee (the "Trustee"):

         1. Capitalized terms used in this Certificate have been defined in the Indenture;

         2. Ryder Truck Rental, Inc. is the Administrative Agent;

         3. The undersigned is an Officer of the Administrative Agent; and

         4. The following information is supplied pursuant to Sections 8.03 and 8.04(e) of the Indenture and Section 5.02 of the Amended and Restated Trust Agreement, dated as of October 1, 1999 (the "Trust Agreement") between Ryder Funding LP and Chase Manhattan Bank Delaware, as Owner
         Trustee:

   (i)   SUBI Collections for the Collection Period              $14,064,471.26

         Amounts allocable to the 99% 1999-A  SUBI Certificate   $13,923,826.55

         Amounts allocable to the 1% 1999-A  SUBI Certificate       $140,644.71

  (ii)   Available Funds
              (i)   99% of SUBI Collections                      $13,923,826.55
             (ii)   Advances                                         $73,872.70
            (iii)   99% of the Residual Value Surplus Draw Amount         $0.00
             (iv)   The Optional Purchase Price                           $0.00

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

  (iii)  Interest accrued on the Class A Notes during the Accrual
         Period
                    Class A-1                                       $302,085.00
                        Dollar Amount per $1,000 of original
                        principal balance                                $10.79
                    Class A-2                                       $663,897.50
                        Dollar Amount per $1,000 of original
                        principal balance                                $10.54
                    Class A-3                                       $591,180.00
                        Dollar Amount per $1,000 of original
                        principal balance                                $10.95
                    Class A-4                                       $598,473.06
                        Dollar Amount per $1,000 of original
                        principal balance                                $11.29
                    Class A-5                                       $992,080.08
                        Dollar Amount per $1,000 of original
                        principal balance                                $11.69

  (iv)   Interest accrued on the Subordinated Notes during the
         Accrual Period                                             $164,346.03
                        Dollar Amount per $1,000 of original
                        principal balance of the Subordinated
                        Notes                                            $12.62

   (v)   Interest on the Aggregate Certificate Balance of the
         Trust Certificates during the Accrual Period               $137,029.18
                        Transferor Trust Certificate Amount           $1,370.29
                        Dollar Amount per $1,000 of original
                        principal balance of the Transferor Trust
                        Certificate                                      $12.62

         Other Trust Certificates Amount                            $135,658.89
                        Dollar Amount per $1,000 of original
                        principal balance of the Other Trust
                        Certificates                                     $12.62

  (vi)   Outstanding Amounts as of the day immediately preceding
         the Payment Date
                    Class A Notes
                        Class A-1                                $28,000,000.00
                            Dollar Amount per $1,000 of original
                            principal balance                         $1,000.00
                        Class A-2                                $63,000,000.00
                            Dollar Amount per $1,000 of original
                            principal balance                         $1,000.00
                        Class A-3                                $54,000,000.00
                            Dollar Amount per $1,000 of original
                            principal balance                         $1,000.00
                        Class A-4                                $53,000,000.00
                            Dollar Amount per $1,000 of original
                            principal balance                         $1,000.00
                        Class A-5                                $84,900,000.00
                            Dollar Amount per $1,000 of original
                            principal balance                         $1,000.00
                        Subordinated Notes                       $13,023,238.00
                            Dollar Amount per $1,000 of original
                            principal balance                         $1,000.00
                        Aggregate Certificate Balance of the
                        Trust Certificates                       $10,858,575.00
                            Dollar Amount per $1,000 of original
                            principal balance                         $1,000.00

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  (vii)  SUBI Collections
                        Deposited into the Note Distribution
                        Account                                   $3,147,715.64
                        Class A-1                                   $302,085.00
                        Class A-2                                   $663,897.50
                        Class A-3                                   $591,180.00
                        Class A-4                                   $598,473.06
                        Class A-5                                   $992,080.08
                        Deposited into the Certificate
                        Distribution Account                        $137,029.18

 (viii)           (A)   Reserve Fund Balance as of the previous
                        Payment Date                              $9,970,408.92
                        Reserve Fund Requirement (constant)       $9,970,408.92
                        Reserve Fund at the beginning of the
                        Collection Period                         $9,970,408.92
                        Reserve Fund at the end of the Collection
                        Period                                    $8,154,363.51
                  (B)   Reserve Fund Deposit Amount                 $164,346.03
                  (C)   Reserve Fund Draw Amount                  $1,980,391.44
                  (D)   Reserve Fund Balance after all
                        withdrawals and deposits in respect of
                        the Payment Date                          $8,154,363.51
                  (E)   Change in the Reserve Fund Balance from
                        the prior Payment Date                   ($1,816,045.41)

  (ix)  Class A Notes Distribution Amount
                        Class A-1                                $12,195,583.95
                              Dollar Amount per $1,000 of
                              original principal balance                $435.56
                        Class A-1 Portion Allocable to Interest     $302,085.00
                              Dollar Amount per $1,000 of
                              original principal balance                 $10.79
                        Class A-2                                   $663,897.50
                              Dollar Amount per $1,000 of
                              original principal balance                 $10.54
                        Class A-2 Portion Allocable to Interest     $663,897.50
                              Dollar Amount per $1,000 of
                              original principal balance                 $10.54
                        Class A-3                                   $591,180.00
                              Dollar Amount per $1,000 of
                              original principal balance                 $10.95
                        Class A-3 Portion Allocable to Interest     $591,180.00
                              Dollar Amount per $1,000 of
                              original principal balance                 $10.95
                        Class A-4                                   $598,473.06
                              Dollar Amount per $1,000 of
                              original principal balance                 $11.29
                        Class A-4 Portion Allocable to Interest     $598,473.06
                              Dollar Amount per $1,000 of
                              original principal balance                 $11.29
                        Class A-5                                   $992,080.08
                              Dollar Amount per $1,000 of
                              original principal balance                 $11.69
                        Class A-5 Portion Allocable to Interest     $992,080.08
                              Dollar Amount per $1,000 of
                              original principal balance                 $11.69

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

         Certificate Distribution Amount                            $137,029.18
                              Dollar Amount per $1,000 of
                              original principal balance                 $12.62
                        Portion Allocable to Interest               $137,029.18
                              Dollar Amount per $1,000 of
                              original principal balance                 $12.62

   (x)   Quarterly Principal Distributable Amount
                        Class A Notes
                           Class A-1                             $11,893,498.95
                              Dollar Amount per $1,000 of
                              original principal balance                $424.77
                           Class A-2                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Class A-3                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Class A-4                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Class A-5                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Subordinated Notes                             $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Trust Certificates                             $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
         Optimal Principal Distributable Amount
                        Class A Notes
                           Class A-1                             $11,893,498.95
                              Dollar Amount per $1,000 of
                              original principal balance                $424.77
                           Class A-2                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Class A-3                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Class A-4                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Class A-5                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Subordinated Notes                             $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Trust Certificates                             $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00

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         Principal Shortfall Amount
                        Class A Notes
                           Class A-1                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Class A-2                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Class A-3                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Class A-4                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                           Class A-5                                      $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                        Subordinated Notes                                $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00
                        Trust Certificates                                $0.00
                              Dollar Amount per $1,000 of
                              original principal balance                  $0.00

  (xi)   Class A-1 Note Factor                                        0.5752322
         Class A-2 Note Factor                                        1.0000000
         Class A-3 Note Factor                                        1.0000000
         Class A-4 Note Factor                                        1.0000000
         Class A-5 Note Factor                                        1.0000000
         Subordinated Note Factor                                     1.0000000
         Certificate Factor (does not include Transferor Trust
         Certificate)                                                 1.0000000

  (xii)  Residual Value Losses for the immediately preceding
         Collection Period                                              $103.79
         Residual Value Surplus for the immediately preceding
         Collection Period                                                $0.00
         Amount on Deposit in the Residual Value Surplus Account          $0.00
         Residual Value Surplus Draw Amount included in Available
         Funds                                                            $0.00
         Residual Value Surplus Draw Amount                               $0.00

 (xiii)  Special Event Purchases during the Collection Period             $0.00
         Aggregate Securitization Value (as of Cutoff Date or
              during the related Calendar Year, as applicable) of
              Special Event Purchases made year-to-date                   $0.00

  (xiv)  Sales Proceeds Advances included in Available Funds         $34,394.24
         Financial Component Advances included in Available Funds    $39,478.46

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  (xv)   Payment Date Advance Reimbursement for the Accrual Period
                        For Credit Losses                                 $0.00
                        For Sales Proceeds Advances Outstanding for
                        9 or more months                                  $0.00

  (xvi)  Amounts released to the Transferor
                        As Subordinated Noteholder                        $0.00
                        As Holder of the Transferor Trust
                        Certificate                                       $0.00

 (xvii)  Administration Fee for the Collection Period               $758,533.10
         Any unpaid fees in respect of one or more prior Collection
         Periods                                                          $0.00

 (xviii) Retained SUBI Certificate Distribution Amount              $132,982.76
         Retained SUBI Certificate Amount                           $140,644.71
         Retained Administration Fee for the Collection Period        $7,661.95

  (xix)  Net Investment Earnings on the SUBI Collection and the
              Residual Value Surplus Account Account                 $56,787.05

  (xx)   Net Investment Earnings on the Reserve Fund                 $66,245.16

  (xxi)  Amount distributable to the Transferor from the Residual
         Value Surplus Account                                            $0.00


         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on January 14, 2000.

          Ryder Truck Rental, Inc. as Administrative Agent

          by /s/ W. DANIEL SUSIK
            -------------------------------------
            W. Daniel Susik
            Vice President & Treasurer
            Ryder Truck Rental, Inc.
           (Duly Authorized Officer of the Administrative Agent)

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